Exhibit 10.1

SECOND AMENDMENT TO

EXCLUSIVE DEVELOPMENT AND DISTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO EXCLUSIVE DEVELOPMENT AND DISTRIBUTION AGREEMENT (this “Amendment”) is made as of this 28th day of June, 2022, with an effective date of July 1, 2022 (“Effective Date”), between Zimmer, Inc., a Delaware corporation (“Zimmer”), and NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”). Zimmer and the Company are referred to individually as a “Party” and together as the “Parties”.

WHEREAS, on or about July 20, 2020, the Parties entered into a written Exclusive Development and Distribution Agreement (the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement consistent with the terms herein.

In consideration of the mutual covenants and agreements contained in the Agreement and this Amendment, the Parties hereby agree as follows:

1.	As of the Effective Date of this Amendment, the Parties agree that the transfer price for each Product as set forth in Section 6.2 shall be amended to the pricing set forth in Exhibit F attached hereto and Exhibit F attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Agreement. The terms of this Amendment amend and modify the Agreement as if fully set forth in the Agreement. If there is any conflict between the terms, conditions and obligations of this Amendment and the Agreement, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Agreement not specifically modified by this Amendment are preserved. This Amendment may be executed in counterparts (including via facsimile or .pdf), each of which shall be deemed an original, and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

Neuroone Medical Technologies Corporation		Zimmer, Inc.

By:	/s/ Dave Rosa	By:	/s/ Brian Hatcher
Name:	Dave Rosa	Name:	Brian Hatcher
Title:	CEO	Title:	President, CMFT, Trauma, FNA

EXHIBIT F

AVERAGE SELLING PRICES/TRANSFER PRICES

Exhibit F-1